SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. 1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ASHLAND GLOBAL HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

Notes:

Explanatory Note

This Amendment No. 1 to Schedule 14A is being filed solely to amend and replace the sample proxy card included in the Definitive Proxy Statement originally filed by Ashland Global Holdings Inc. (the “Company”) with the Securities and Exchange Commission on December 7, 2020 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered an error in the sample proxy card that was filed with the Proxy Statement.

Please note that no changes have been made to the body of the Proxy Statement and that the correct version of the sample proxy card has been included in the Proxy Statement being mailed to the Company’s stockholders.

ANNUAL MEETING OF ASHLAND GLOBAL HOLDINGS INC.

Date:	January 28, 2021
Time:	10:30 A.M. (Eastern Time)
Place:	Annual Meeting to be held live via the Internet –
please visit www.proxydocs.com/ASH for more details.

Please make your marks like this: ☒ Use dark black pencil or pen only

The Board of Directors Recommends a Vote FOR proposals 1, 2, 3 and 4.

1:	To elect nine directors.				Directors Recommend
		For		Withhold
	01 Brendan M. Cummins	☐		☐	For
	02 William G. Dempsey	☐		☐	For
	03 Jay V. Ihlenfeld	☐		☐	For
	04 Wetteny Joseph	☐		☐	For
	05 Susan L. Main	☐		☐	For
	06 Guillermo Novo	☐		☐	For
	07 Jerome A. Peribere	☐		☐	For
	08 Ricky C. Sandler	☐		☐	For
	09 Janice J. Teal	☐		☐	For

		For	Against	Abstain

2:	To ratify the appointment of Ernst & Young LLP as independent registered public accountants for fiscal 2021.	☐	☐	☐	For

3:	To vote upon a non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.	☐	☐	☐	For

4:	To approve the Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan.	☐	☐	☐	For

5:	To consider any other business properly brought before the Annual Meeting.

Authorized Signatures - This section must be

completed for your instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of Ashland Global Holdings Inc.

to be held on Thursday, January 28, 2021

for Holders as of December 1, 2020

This proxy is being solicited on behalf of the Board of Directors

VOTED BY:
INTERNET		TELEPHONE
Go To		866-390-5364
www.proxypush.com/ASH
• Cast your vote online.	OR	• Use any touch-tone telephone.
• View Meeting Documents.		• Have your Proxy Card/Voting Instruction Form ready.
• Follow the simple recorded instructions.
MAIL
OR	• Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Guillermo Novo and Yvonne Winkler von Mohrenfels, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Ashland Global Holdings Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3, AND 4.

All votes for plan participants must be received by 5:00 P.M., Eastern  Time, January 25, 2021.

PROXY TABULATOR FOR
Ashland Global Holdings Inc. c/o MEDIANT COMMUNICATIONS
P.O. BOX 8016
CARY, NC 27512-9903

Proxy — Ashland Global Holdings Inc.
Annual Meeting of Stockholders
January 28, 2021, 10:30 a.m. Eastern Time.
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Guillermo Novo and Yvonne Winkler von Mohrenfels (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Ashland Global Holdings Inc., a Delaware corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held Thursday, January 28, 2021, at 10:30 a.m. (Eastern Time) and all adjournments thereof.

The purpose of the Annual Meeting is to take action on the following:

1.  To elect nine directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, as set forth in the Proxy Statement Proposal 1;

2.  To ratify the appointment of Ernst & Young LLP as independent registered public accountants for fiscal 2021;

3.  To vote upon a non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion;

4.  To approve the Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan; and

5.  To consider any other business properly brought before the Annual Meeting.

The nine directors up for election are: Brendan M. Cummins, William G. Dempsey, Jay V. Ihlenfeld, Wetteny Joseph, Susan L. Main, Guillermo Novo, Jerome A. Peribere, Ricky C. Sandler, and Janice J. Teal.

The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” proposals 2, 3, and 4.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” proposals 2, 3, and 4. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.